UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021 (March 5, 2021)

Goldman Sachs Private Middle Market Credit II LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56052	83-3053002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	– Entry into a Material Definitive Agreement.

On March 5, 2021, Goldman Sachs Private Middle Market Credit II SPV II LLC (“SPV”) entered into an Amended and Restated Loan and Security Agreement (the “Amended and Restated Loan and Security Agreement”) among Goldman Sachs Private Middle Market Credit II LLC (the “Company”), JPMorgan Chase Bank, National Association, as administrative agent and lender, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary, amending and restating the Loan and Security Agreement among the parties, dated as of September 24, 2020 (the “Original Loan and Security Agreement). Pursuant to the Amended and Restated Loan and Security Agreement, the parties agreed to increase the Financing Commitments (as defined in the Amended and Restated Loan and Security Agreement) by $150 million to $550 million. The increase became effective on March 5, 2021. Pursuant to the Amended and Restated Loan and Security Agreement, the aggregate Financing Commitments thereunder may be further increased up to $800 million.

The foregoing description is only a summary of the material provisions of the Amended and Restated Loan and Security Agreement and is qualified in its entirety by reference to a copy of the Amended and Restated Loan and Security Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	– Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	– Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Amended and Restated Loan and Security Agreement, dated as of March 5, 2021, by and among Goldman Sachs Private Middle Market Credit II SPV II LLC, as borrower, Goldman Sachs Private Middle Market Credit II LLC, as its designated Manager, JPMorgan Chase Bank, National Association as lender and administrative agent for the lenders thereunder, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Private Middle Market Credit II LLC
Date: March 9, 2021	By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Chief Executive Officer and President